                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               October 19, 1998
--------------------------------------------------------------------------------
                               (Date of report)

                               October 17, 1998
--------------------------------------------------------------------------------
                       (Date of earliest event reported)

                             McKESSON CORPORATION
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

      Delaware                     1-13252                 94-3207296
--------------------------------------------------------------------------------
(State of Other Jurisdiction     (Commission             (IRS Employer
   of Incorporation)             File Number)          Identification No.)

McKesson Plaza
One Post Street
San Francisco, California                               94104
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)              (Zip Code)

                                (415) 983-8300
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

        On October 18, 1998, McKesson Corporation ("McKesson") and HBO & Company ("HBOC") announced that a definitive merger agreement has been signed for McKesson to acquire HBOC. Terms of the merger call for each HBOC stockholder to receive 0.37 shares of McKesson common stock for each share of HBOC common stock in a tax-free exchange. The merger, which is subject to regulatory approval, approval by the stockholders of the two companies, and certain other customary conditions, will be accounted for as a pooling of interests and is anticipated to close in the first quarter of 1999. Further information concerning the merger is contained in the press release regarding this announcement, the text of which is set forth in Exhibit (99) to this Current Report on Form 8-K and is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

                (99) Press Release issued by McKesson Corporation dated
                     October 18, 1998.

                     SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 1998

                                        McKESSON CORPORATION

                                        By:  /s/ Nancy A. Miller
                                           -------------------------------------
                                           Name: Nancy A. Miller
                                           Title: Vice-President and Secretary

                                EXHIBIT INDEX

EXHIBIT
  NO.      TITLE
-------    --------------------------------------------------------------------
  (99)     Press Release issued by McKesson Corporation on October 18, 1998.